Exhibit 10

                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                             AVALON OIL & GAS, INC.
                                       AND
                                  OILTEK, INC.

         AGREEMENT dated as of the 17th day of August, 2007 (this "Agreement"), by and between Avalon Oil & Gas, Inc. a Nevada corporation (the "Licensor") with an address at 7808 Creekridge Circle, Suite 105, Minneapolis, MN 55439, and Oiltek, Inc., a Delaware corporation (the "Licensee") with an address at 7808 Creekridge Circle, Suite 105, Minneapolis, MN 55439.

         WHEREAS, the Licensor has acquired licenses (copies of which were filed with the Securities and Exchange Commission as attachments to Avalon's reports on Form 8-K filed December 15, 2006 and May 4, 2007) to make, use, offer for sale, and sell products utilizing the claims contained in each of the Patents (as hereinafter defined in Paragraph "D" of Article "2" of this Agreement) in the Territory (as hereinafter defined in Paragraph "H" of Article "2" of this Agreement), and to sublicense any of those rights. Those licenses were acquired through the following transactions:

(A) On July 12, 2006, Avalon acquired Ultrasonic Mitigation Technologies, Inc. ("UMTI") for 16,250,000 unregistered shares of the Licensor's common stock. UMTI held an exclusive worldwide license pursuant to a license agreement dated July 12, 2006 and expiring March 11, 2025, unless earlier terminated pursuant to the terms of such license agreement (the "UMTI License Agreement"), with respect to the Patent titled "System and Method for the Mitigation of Paraffin Wax Deposition from Crude Oil by Using Ultrasonic Waves". The terms of the UMTI License Agreement (i) allow the inventor to (a) continue to use the technology for educational and research purposes, and (b) publish and disseminate information about the technology, (ii) allow non-profit organizations to use the technology for educational and non-commercial research purposes within their own facilities, and (iii) require, at the request of the inventor, UMTI to sublicense the technology to a third party designated by the inventor, provided that such third party is in a field which is of no commercial interest to UMTI;

(B) On November 8, 2006, Avalon acquired Intelli-Well Technologies, Inc. ("IWTI") for 20,000,000 unregistered shares of the Licensor's common stock. IWTI held a non-exclusive United States license pursuant to a license agreement dated October 27, 2006 and expiring September 27, 2025, unless earlier terminated pursuant to the terms of such license agreement (the "IWTI License Agreement"), with respect to the Patent titled "Well Casing Based-Geophysical Sensor Apparatus"; the U.S. Government also has the rights to use this Patent throughout the world. The terms of the IWTI License Agreement (i) allow the inventor to (a) continue to make, use and practice the technology for educational and research purposes, but not for commercial purposes and (b) publish technical data resulting from his research, and (ii) allow non-profit organizations to make, use and practice the technology for educational and research purposes, but not for commercial purposes; and

(C) On March 28, 2007, Avalon acquired Leak Location Technologies, Inc. ("LLTI") for 36,710,526 unregistered shares of the Licensor's common stock. LLTI held an exclusive United States license pursuant to a license agreement dated March 27, 2007 and expiring upon the later of (i) October 9, 2012 or (ii) the last sale of a licensed product produced during the term of the license agreement, unless earlier terminated pursuant to the terms of such license agreement (the "LLTI License Agreement") with respect to the Patent titled "Detection of Leaks in Pipelines". The terms of the LLTI License Agreement (i) allow the inventor to use the invention for educational and research purposes, (ii) allow other non-profit organizations to use the invention for educational and research purposes, and (iii) require LLTI to (a) allow the inventor to use any improvement developed by LLTI for educational and research purposes without paying a royalty to LLTI, and (b) allow other non-profit organizations to use such improvement for non-commercial research purposes without paying a royalty to LLTI;

In addition to the restrictions stated in paragraphs "(A)", "(B)" and "(C)" above, the UMTI License Agreement, IWTI License Agreement and LLTI License Agreement exclude (1) know-how rights (rights to the inventor's knowledge with respect to the technology other than the information set forth in the actual patent or patent application) and (2) rights to any improvements to those Patents which their respective inventors develop at a later time;

         WHEREAS, the Licensee is desirous of obtaining from the Licensor the rights to utilize the Patents in the development of Technologies (as hereinafter defined in Paragraph "G" of Article "2" of this Agreement) and Products (as hereinafter defined in Paragraph "E" of Article "2" of this Agreement);

         WHEREAS, the Licensee seeks to develop Technologies, manufacture and sell Products based upon those Technologies, and to sublicense to third parties the Technologies and the rights to manufacture and sell Products pursuant to the terms and conditions of this Agreement; and

         WHEREAS, the Licensor is willing to grant to the Licensee an exclusive right to utilize the Patents upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged,

IT IS AGREED:

1. Recitals. The parties hereby adopt as part of this Agreement each of the recitals which is set forth above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement and such WHEREAS clauses are hereby confirmed and ratified as being accurate by each party as to itself.

2. Certain Definitions. The following terms as used in this Agreement shall, unless specifically indicated otherwise in this Agreement, have the following meanings:

     A. "Affiliate" shall mean any corporation or other business entity in which the Licensee owns or controls, directly or indirectly, at least ten (10%) percent of the outstanding stock or other voting rights entitled to elect directors, or in which the Licensee is owned or controlled directly or indirectly by at least ten (10%) percent of the outstanding stock or other voting rights entitled to elect directors; provided, however, that in any country where the local law does not permit foreign equity participation of at least ten (10%) percent, an "Affiliate" shall include any company in which the Licensee owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law in such foreign jurisdiction.

     B. "Contract Year" shall mean the one year period commencing on August 17, 2007. Each subsequent Contract Year shall commence upon August 17.

     C. "Net Sales" shall mean the total of the gross invoice prices of Products sold by the Licensee, its Sublicensees or its Affiliates, or any combination thereof, less the sum of the following actual and customary deductions where applicable and separately listed: cash, trade, or quantity discounts, sales, use tariff, import/export duties or other excise taxes imposed on particular sales (except for value-add and income taxes imposed on the sales of the Products in foreign countries), transportation charges, or credits to Licensee, its Sublicensees or its Affiliates, or any combination thereof, because of rejections or returns.

     D. "Patents" shall mean the Letters Patent and patent applications which are described on Exhibit "A", which is annexed hereto and made a part hereof, and which Letters Patent and patent applications are filed with the United States Patent and Trademark Office or equivalent foreign authorities.

     E. "Products" shall mean any products developed by the Licensee or by Sublicensees which utilize the Patents, or any part thereof, or are covered by the claims contained in the Patents, or the manufacture, use, sale, offer for sale, or importation of which would constitute, but for the license granted to Licensee by Licensor herein, an infringement of any pending or issued and unexpired claim with the Patents.

     F. "Sublicensee" shall mean any entity which distributes units of the Products sold to it by the Licensee, or which utilizes the Technologies sublicensed to it by the Licensee, pursuant to, and subject to, the terms of this Agreement.

     G. "Technologies" shall mean all technologies developed by the Licensee or by Sublicensees utilizing the Patents, or any part thereof, or are covered by the claims contained in the Patents, or the manufacture, use, sale, offer for sale, or importation of which would constitute, but for the license granted to Licensee by Licensor herein, an infringement of any pending or issued and unexpired claim with the Patents.

     H. "Territories" shall mean the following geographic area with respect to each of the following Patents:


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


     "System and Method for the Mitigation of Paraffin Wax Deposition From Crude Oil by Using Ultrasonic Waves" - Worldwide

     "Well Casing Based-Geophysical Sensor Apparatus, System and Method" - United States

     "Detection of Leaks in Pipelines" - United States

3. Term. Subject to the provisions of Article "12" of this Agreement, the Term of this Agreement shall be five (5) years and shall terminate on May 31, 2012; provided, however, that the Term may be extended in the Licensee's sole and absolute discretion for up to two (2) additional three-year (3) periods by the Licensee giving written notice to the Licensor pursuant to Paragraph "C" of Article "21" of this Agreement; provided, however, that such notice must be given at least one hundred and eighty (180) days prior to the end of the applicable Term, and that the Patent titled "Detection of Leaks in Pipelines" expires on October 9, 2012 and shall cease to be considered a Patent for the purposes of this Agreement thereafter.

4. Exclusivity and Rights to Distribution.

     A. Subject to the Licensee's compliance with the terms of this Agreement, the Licensor hereby grants to the Licensee during the Term, a non-assignable, non-transferable exclusive right to use the Patents for any legal purpose, including, but not limited to, research using the Patents in order to develop Technologies and Products, the manufacture and sale of Products, the sublicense to third parties of such Technologies, and the sublicense to third parties of the rights to manufacture and sell such Products.

     B. The Licensee shall have the right to retain and utilize Sublicensees; provided, however, that as a condition of any such Sublicensee being retained and/or utilized, the Licensee must (1) obtain the written consent of the Licensor, which consent shall not be unreasonably withheld, and (2) each such Sublicensee shall execute an agreement which shall be in the form of Exhibit "C" which is annexed hereto and made a part hereof.

     C. The Licensee or any Sublicensee shall be responsible for any costs which it incurs with respect to any research involving, manufacture or sale of Products involving, sublicense of Technologies involving, or other use of, the Patents.

     D. The Licensor retains no rights to the Patents during the Term of this Agreement. Subsequent to the Term of this Agreement, all rights revert to the Licensor until the expiration date of each such Patent; the Licensor shall not have any obligation to Sublicensees of the Licensee, and may sell Products, sublicense Technologies, and sublicense the rights to manufacture and sell Products to the Licensee's Sublicensees and customers.

5. Purchase Price. The purchase price for the license is ten million (10,000,000) shares of common stock of the Licensee, representing 75.6% of the issued and outstanding shares of common stock of the Licensee, which has been issued and delivered to the Licensor by the Licensee in consideration of, and subject to, (A) the execution of this Agreement, and (B) a payment of fifty thousand ($50,000) dollars by the Licensor to the Licensee.

6. Taxes. The Licensee agrees that it is responsible for the payment of any and all taxes, excises, assessments, levies, imports, duties, costs, charges and penalties (except for income taxes imposed upon the Licensor) which are imposed in connection with this License Agreement.

7. Royalties.

     A. The Licensee shall be required to pay the Licensor the following:

          (i) a royalty which is equal to six (6 %) percent of all Net Sales of the Products by the Licensee, its Sublicensees or its Affiliates; and

          (ii) a royalty which is equal to six (6 %) percent of all other revenues received by the Licensee, including, but not limited to, sublicense fees other than payments from Net Sales. "Royalties" shall mean the sum of "(i)" and "(ii)" of this Paragraph "A" of this Article "7" of this Agreement.

     B. The Licensee shall pay the Royalties with respect to each calendar quarter to Licensor within fifteen (15) days after the end of such calendar quarter.

8. Record Keeping, Reports.

     A. Simultaneously with each payment set forth in Article "7" of this Agreement, the Licensee shall furnish the Licensor with a detailed statement, certified to be true and correct by both its president and another executive officer, provided that the president and such other executive officer are not the same person, setting forth with respect to such calendar quarter period: (1) all sublicenses of the Technologies, (2) all revenues derived from sublicenses of the Technologies, (3) all sublicenses of the rights to manufacture and sell Products, (4) all revenues derived from sublicenses of the rights to manufacture and sell Products, (5) all Net Sales of Products by the Licensee, or its Sublicensees or Affiliates (6) any trade discounts and allowances, and (7) all credits for returned units of the Products and other similar adjustments together with copies of documents which support the detailed statement.

     B. The Licensee shall maintain true, complete, and correct books of account and records of all transactions within the scope of this Agreement, in accordance with generally accepted accounting principles, to enable the Licensor to ascertain all amounts received from the sublicense of Technologies and the sale of Products pursuant to this Agreement. The Licensor and/or its duly authorized representatives shall have the right, during regular business hours, for the duration of this Agreement and for three (3) years thereafter, to examine said books of account and records and all other documents (including, but not limited to, sales invoices) and material in the possession or under the control of the Licensee with respect to this Agreement and its activities pursuant to this Agreement; and the Licensor shall have free and full access thereto for said purposes and for the purpose of making extracts therefrom. The Licensor shall have the right at such inspection to examine all information pertinent to this Agreement dating from the commencement date of this Agreement.

     C. If, upon an examination, it is revealed that there is due and owing by the Licensee an amount which exceeds, by two (2%) percent or more, the amount which was paid to the Licensor with respect to any Contract Year, then the entire cost of the examination shall be borne by the Licensee. For example, if the Licensor were paid one million ($1,000,000) dollars, and the audit reveals that the Licensee owes the Licensor an additional forty thousand ($40,000) dollars (or four (4%) percent of the one million ($1,000,000) dollars which the Licensor was paid), the Licensee shall bear the entire cost of the examination.

9. The Licensor's Representations, Warranties and Covenants. The Licensor represents, warrants, and covenants to the Licensee that:

     A. Corporate Status. The Licensor is a corporation duly organized, validly existing and in good standing pursuant to the laws of the State of Nevada, with all of the requisite power and authority to carry on its businesses as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement.

     B. Authority. The Licensor has the full right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Licensor and the consummation by it of the transactions contemplated hereby have been duly approved and authorized by all necessary action of the Licensor's Board of Directors, and no further authorization shall be necessary on the part of the Licensor for the performance and consummation by the Licensor of the transactions contemplated hereby. A copy of the minutes of said action of the Board of Directors is annexed hereto as Exhibit "D". The execution, delivery and performance of this Agreement in accordance with its terms does not and shall not require approval, consent or authorization of any governmental agency or authority or any political subdivision thereof.

     C. Compliance with the Law and Other Instruments. The business and operations of the Licensor have been and are being conducted in accordance with all applicable laws, rules, and regulations of all authorities which affect the Licensor or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Licensor or cause an acceleration under any arrangement, agreement or other instrument to which the Licensor is a party or by which any of its assets are bound. The Licensor has performed all of its obligations which are required to be performed by it pursuant to the terms of any such agreement, contract, or commitment.

     D. Patents. The Licensor is the sole and exclusive owner of the license to make, use, offer for sale, and sell products utilizing the claims contained in the Patents, and to sublicense any of those rights, and has the sole and exclusive right to sublicense the use thereof to the Licensee. The Licensor has no knowledge that any Patent infringes on any patent of any other person. The Licensor does not know or have any reason to believe that there are any claims of any third parties with respect to the use of any Patent within its Territory.

     E. Exclusive Right to Use. The Licensor has not granted and shall not, during the Term, grant, directly or indirectly, to any other person any right (whether current, future, contingent or otherwise) to use the Patents.

     F. No Approval. No approval of any third party including, but not limited to, any governmental authority is required in connection with the consummation of the transactions set forth in this Agreement.

     G. Survival. The covenants, representations and warranties made by the Licensor in or in connection with this Agreement shall survive the execution and delivery of this Agreement and shall continue in full force and effect during the Term and for two (2) years after the expiration of the Term, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon the Licensor and inure to the Licensee, its successors and assigns.

     H. Complete Disclosure. The Licensor has no knowledge that any covenant, representation or warranty of the Licensor which is contained in this Agreement or in a writing furnished or to be furnished pursuant to this Agreement contains or shall contain any untrue statement of a material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, not misleading.

     I. Notification of an Event. If, during the Term, any event occurs or any event known to the Licensor relating to or affecting the Licensor shall occur as a result of which (i) any provision of this Article "9" of this Agreement at that time shall include an untrue statement of a fact, or (ii) this Article "9" of this Agreement shall omit to state any fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading, the Licensor shall immediately notify the Licensee pursuant to Paragraph "C" of Article "21" of this Agreement.

     J. No Defense. It shall not be a defense to a suit for damages for any misrepresentation or breach of a covenant, representation or warranty that the Licensee knew or had reason to know that any covenant, representation or warranty in this Agreement contained untrue statements.

10. The Licensee's Representations, Warranties and Covenants. The Licensee represents, warrants and covenants to the Licensor as follows:

     A. Company Status. The Licensee is a corporation duly organized, validly existing and in good standing pursuant to the laws of the State of Delaware, with all of the requisite power and authority to carry on its businesses as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement.

     B. Authority. The Licensee has the full right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Licensee and the consummation by it of the transactions contemplated hereby have been duly approved and authorized by all necessary action of the Licensee's Board of Directors, and no further authorization shall be necessary on the part of the Licensee for the performance and consummation by the Licensee of the transactions contemplated hereby. A copy of the minutes of said action of the

Board of Directors is annexed hereto as Exhibit "E". The execution, delivery and performance of this Agreement in accordance with its terms does not and shall not require approval, consent or authorization of any governmental agency or authority or any political subdivision thereof.

     C. Compliance with the Laws and Other Instruments. The business and operations of the Licensee have been and are being conducted in accordance with all applicable laws, rules, and regulations of all authorities which affect the Licensee or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Licensee or cause an acceleration under any arrangement, agreement or other instrument to which the Licensee is a party or by which any of its assets are bound. The Licensee has performed all of its obligations which are required to be performed by it pursuant to the terms of any such agreement contract, or commitment.

     D. Limited Right to License. The Licensee shall not grant, directly or indirectly, to any other person other than a Sublicensee any right to use any right or sublicense to use any Patent within its Territory.

     E. No Approval. No approval of any third party including, but not limited to, any governmental authority is required in connection with the consummation of the transactions set forth in this Agreement.

     F. Survival. The covenants, representations and warranties made by the Licensee in or in connection with this Agreement shall survive the execution and delivery of this Agreement and shall continue in full force and effect during the Term and for two (2) years after the expiration of the Term, it being agreed and understood that each of such covenants, representations and warranties is of the essence of this Agreement and the same shall be binding upon the Licensee and inure to the Licensor, its successors and assigns.

     G. Complete Disclosure. The Licensee has no knowledge that any covenant, representation or warranty of the Licensee which is contained in this Agreement or in a writing furnished or to be furnished pursuant to this Agreement contains or shall contain any untrue statement of a material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, not misleading.

     H. Notification of an Event. If, during the Term, any event occurs or any event known to the Licensee relating to or affecting the Licensee shall occur as a result of which (i) any provision of this Article "10" of this Agreement at that time shall include an untrue statement of a fact, or (ii) this Article "10" of this Agreement shall omit to state any fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading, the Licensee shall immediately notify the Licensor pursuant to Paragraph "C" of Article "21" of this Agreement.

     I. No Defense. It shall not be a defense to a suit for damages for any misrepresentation or breach of a covenant, representation or warranty that the Licensor knew or had reason to know that any covenant, representation or warranty in this Agreement contained untrue statements.


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


11. Warranties. THE LICENSOR HEREBY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES AND GUARANTIES WITH RESPECT TO THE PATENTS, WHETHER WRITTEN, ORAL, IMPLIED OR INFERRED BY TRADE, CUSTOM OR PRACTICE, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE LICENSOR SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR DAMAGES OF ANY KIND, WHETHER DIRECT, CONSEQUENTIAL OR OTHERWISE RELATING TO THE PERFORMANCE OF ANY PRODUCT OR ANY TECHNOLOGY.

12. Termination.

     A. Anything in this Agreement notwithstanding, the Licensor shall have the right to terminate this Agreement immediately if, the Licensee shall at any time default in the performance of any of its obligations under, or otherwise commit any breach of this Agreement, unless within ten (10) calendar days after receipt of written notice of such default in accordance with Paragraph "C" of Article "21" of this Agreement the Licensee cures such default or, if there is a default which cannot, with due diligence, be cured within ten (10) calendar days, the Licensee institutes within ten (10) calendar days steps reasonably necessary to remedy the default and thereafter diligently prosecutes same to completion. The right of the Licensor to terminate this Agreement pursuant to this Article "12" of this Agreement or otherwise shall be in addition to and not exclusive of any other right or remedy that may exist at law, equity or otherwise, that the Licensor may possess pursuant to this Agreement, all of which rights and remedies shall survive such termination. The Licensor shall be required to provide the Licensee with written notice of default on the first three (3) such occasions during any Contract Year during the Term. After such three (3) occasions, the Licensor shall no longer be required to give notice to the Licensee and the Licensor shall have the right to immediately terminate this Agreement if the Licensee shall fail to perform any of its obligations pursuant to, or otherwise commit any breach of, this Agreement.

B. Notwithstanding the provisions of Paragraph "A" of this Article "12" of this Agreement, the Licensor shall have the right to terminate this Agreement without prior notice to the Licensee if:

          i. The Licensee does not pay the full amount of the Royalties and other amounts specified in this Agreement as and when due;

          ii. The Licensee fails to make any payments due to the Licensor when due;

          iii. Any representation or warranty of the Licensee contained in this Agreement is untrue when made;

          iv. The Licensee admits in writing its inability to pay its debts as they mature;

          v. The Licensee files a petition in bankruptcy;

          vi. The Licensee makes an assignment for the benefit of its creditors;

          vii. The Licensee consents to the appointment of, or possession by, a custodian for itself or for all or substantially all of its property;

          viii. A petition in bankruptcy is filed with the consent of the Licensee;

          ix. The Licensee fails to have a petition in bankruptcy which was filed without its consent dismissed within one hundred twenty (120) days from the date upon which such petition was filed;

          x. Notwithstanding the one hundred twenty (120) day period set forth in Subparagraph "ix" of this Paragraph "B" of this Article "12" of this Agreement, the Licensee is adjudicated bankrupt on a petition in bankruptcy filed against it;

          xi. A court of competent jurisdiction enters a final non-appealable order, judgment or decree appointing, without the consent of the Licensee, a receiver, trustee or custodian for the Licensee or for all or substantially all of the property or assets of the Licensee;


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


          xii. A proceeding is commenced to foreclose the security interest in, or lien on, any property or assets to satisfy the security interest or lien therein of any creditor of the Licensee;

          xiii. A court of competent jurisdiction enters a final judgment for the payment of money against the Licensee, which judgment the Licensee shall not discharge (or provide for such discharge) in accordance with its terms within one hundred twenty (120) days of the date of entry thereof, or procure a stay of execution thereof within one hundred twenty (120) days from the date of entry thereof and, within such one hundred twenty (120) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          xiv. There is an imposition of any attachment or levy, or an issuance of any note of eviction against the assets or properties of the Licensee.

13. Effect of Termination. The termination of this Agreement for any reason shall not release any party from any liability, obligation or agreement that, pursuant to any provision of this Agreement, is intended to survive or be performed after the termination of this Agreement.

14. Ownership of License to Patents. The license (the "License") with respect to the Patents to make, use, offer for sale, and sell products utilizing the claims contained in the Patents, and to sublicense any of those rights shall remain the exclusive property of the Licensor.

15. Licensor's Exclusive Rights, Title and Interest in and to Patents.

     A. The Licensee acknowledges the Licensor's exclusive right, title and interest in and to the License, and shall not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of such right, title and interest. The Licensee shall not in any manner represent that it has any ownership in the Patents or the License, and the Licensee acknowledges that use of the Patents, shall not create in the Licensee's favor any right, title or interest in or to the Patents or the License other than as expressly provided in this Agreement.

     B. If the applicable patent law requires, the Licensor shall make application to register the Licensee as a Permitted User or Registered User of the Patents, and if necessary, the Licensee undertakes to join in such application and to execute any such documents and to take such action as may be necessary to implement such application.

     C. The Licensee acknowledges that the use of the Patents shall not create in the Licensee any right, title or interest in or to the Patents or the License other than as expressly provided in this Agreement.


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


     D. Upon termination of this Agreement in any manner as provided in this Agreement, the Licensee shall cease and desist from all use of the Patents in any manner.

16. Nondisclosure of Confidential Information.

     A. As used in this Agreement, "Confidential Information" shall mean oral or written information which is directly or indirectly presented to the Licensee, its past, present or future subsidiaries, parents, officers, consultants, directors, stockholders, affiliates, attorneys, employees, agents and its and their respective Immediate Families (as defined below; all of the foregoing are hereinafter collectively referred to as "Agents") by the Licensor, including, but not limited to, information which is developed, conceived or created by the Licensor, or disclosed to the Licensee or its Agents or known by or conceived or created by the Licensee or its Agents during the Term or after the termination of this Agreement if disclosed to the Licensee or its Agents or known by or conceived or created by the Licensee or its Agents as a result of this Agreement, with respect to the Licensor, its business or any of its products, processes, and other services relating thereto relating to the past or present business or any plans with respect to future business of the Licensor, or relating to the past or present business of a third party or plans with respect to future business of a third party which are disclosed to the Licensor. Confidential Information includes, but is not limited to, all documentation, hardware and software relating thereto, and information and data in written, graphic and/or machine readable form, products, processes and services, whether or not patentable, trademarkable or copyrightable or otherwise protectable, including, but not limited to, information with respect to discoveries; know-how; ideas; computer programs, source codes and object codes; designs; algorithms; processes and structures; product information; marketing information; price lists; cost information; product contents and formulae; manufacturing and production techniques and methods; research and development information; lists of clients and vendors and other information relating thereto; financial data and information; business plans and processes; documentation with respect to any of the foregoing; and any other information of the Licensor that the Licensor informs the Licensee or its Agents or the Licensee or its Agents should know, by virtue of its or their position or the circumstances in which the Licensee or its Agents learned such other information, is to be kept confidential including, but not limited to, any information acquired by the Licensee or its Agents from any sources prior to the commencement of this Agreement. Confidential Information also includes similar information obtained by the Licensor in confidence from its vendors, licensors, sublicensees, customers and/or clients. Confidential Information may or may not be labeled as confidential.

     "Immediate Family" shall include the following: (A) any spouse, parent, spouse of a parent, mother-in-law, father-in-law, brother-in-law, sister-in-law, child, spouse of a child, adopted child, spouse of an adopted child, sibling, spouse of a sibling, grandparent, spouse of a grandparent, and any issue or spouse of any of the foregoing, and (B) such child or issue of such child which is born and/or adopted during or after the term of this Agreement and the issue (whether by blood or adoption) of such person; provided, however, that it shall not include any person who was legally adopted after attaining the age of eighteen (18) by any of the persons specified in this Paragraph "A" of this Article "16" of this Agreement or any spouse or issue (whether by blood or adoption) of any such person. A parent of a specified person shall include an affiliate.

     B. Except as required in the performance of the Licensee's or its Agents' obligations pursuant to this Agreement, neither the Licensee nor its Agents shall, during or after the Term, directly or indirectly, use any Confidential Information or disseminate or disclose any Confidential Information to any person, firm, corporation, association or other entity. The Licensee or its Agents shall take reasonable measures to protect Confidential Information from any accidental, unauthorized or premature use, disclosure or destruction. Information shall not be considered Confidential Information if it: (i) is at the time of disclosure or thereafter a part of the public domain without breach of this Agreement by the Licensee or its Agents; provided, however, that the act of copyrighting shall not cause or be construed as causing the copyrighted materials to be in the public domain, (ii) is disclosed as reasonably required in a proceeding to enforce the Licensee's rights under this Agreement or (iii) is disclosed as required by court order or applicable law; provided, however, that if either the Licensee or its Agents is legally requested or required by court order or applicable law, including, but not limited to, by oral question, interrogatories, request for information or documents, subpoenas, civil investigative demand or similar process to disclose any Confidential Information, the Licensee or its Agents, as the case may be, shall promptly notify the Licensor of such request or requirement so that the Licensor may seek an appropriate protective order; provided further, however; that if such protective order is not obtained, the Licensee and its Agents agree to furnish only that portion of the Confidential Information which they are advised by their respective counsels is legally required.

     C. Upon termination of this Agreement for any reason or at any time upon request of the Licensor, the Licensee and its Agents agree to deliver to the Licensor all materials of any nature which are in the Licensee's or its Agents' possession or control and which are or contain Confidential Information, Work Product or Work Products (hereinafter defined), or which are otherwise the property of the Licensor or any vendor, licensor, sublicensee, customer or client of the Licensor, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes. The Licensee and its Agents shall destroy all written documentation prepared by them for internal purposes based in whole or in part on any Confidential Information and such destruction shall be confirmed to the Licensor in writing by an officer of the Licensee and/or its Agents.

     D. All ideas, inventions, discoveries or improvements, whether patentable or not, conceived by the Licensee or its Agents (alone or with others) during the Term ("Work Products") shall be the exclusive property of and assigned to the Licensor or as the Licensor may direct without compensation to the Licensee or its Agents. Any records with respect to the foregoing shall be the sole and exclusive property of the Licensor and the Licensee or its Agents shall surrender possession of such records to the Licensor upon termination of this Agreement. Any Work Product shall be deemed incorporated in the definition of Confidential Information for all purposes hereunder.

     E. Neither the Licensee nor its Agents shall assert any rights with respect to the Licensor, its business, or any of its products, processes and other services relating thereto, Work Product or any Confidential Information as having been acquired or known by the Licensee or its Agents prior to the commencement of the Term.

17. Protection of Patents; Indemnification; Defense; Products Liability.

     A. If the Licensee learns of any infringement of any Patents, Licensee shall promptly notify the Licensor of such information. Upon learning of such information, the Licensor shall take such action as it deems advisable in its sole and absolute discretion for the protection of the Patents.

     B. In order to induce the Licensor to enter into this Agreement, the Licensee agrees, on its own behalf and on behalf of its Agents, that they shall not during the Term and for a period of five (5) years from the date of termination of this Agreement (i) personally, or cause others to personally induce or attempt to induce any employee to terminate their employment with the Licensor; (ii) interfere with or disrupt the Licensor's relationship with its suppliers, vendors, customers or employees; or (iii) solicit or entice any person to leave their employ with the Licensor.

     C. The Licensee agrees, on its behalf and on behalf of its Agents, that the duration, scope and geographic area for which the provisions set forth in Paragraph "B" of this Article "17" of this Agreement are to be effective are reasonable. If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable by reason of such provision extending the covenants and agreements contained herein for too great a period of time or over too great a geographical area, or by reason of it being too extensive in any other respect, such agreement or covenant shall be interpreted to extend only over the maximum period of time and geographical area, and to the maximum extent in all other respects, as to which it is valid and enforceable, all as determined by such court in such action. Any determination that any provision of this Agreement is invalid or unenforceable, in whole or in part, shall have no effect on the validity or enforceability of any remaining provision of this Agreement.

     D. Any period of time set forth in this Agreement shall not be construed to permit the Licensee or its Agents to engage in any of the prohibited acts set forth in this Agreement after such period if such acts would otherwise be prohibited by any applicable statute or legal precedent.

18. Indemnification.

     A. Indemnification by the Licensee. In order to induce the Licensor to enter into and perform this Agreement, the Licensee does hereby indemnify, protect, defend and save and hold harmless the Licensor and each of its shareholders, affiliates, officers, directors, control persons, employees, attorneys, agents, partners and trustees and personal representatives of any of the foregoing ("Indemnified Parties"), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by the Licensee of the representations, warranties and covenants set forth in Article "10" of this Agreement or in any documents delivered pursuant hereto, or of a breach by the Licensee of any of its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

     B. Indemnification by the Licensor. In order to induce the Licensee to enter into and perform this Agreement, the Licensor does hereby indemnify, protect, defend and save and hold harmless the Licensee and each of its members, affiliates, officers, managers, control persons, employees, attorneys, agents, partners and trustees and personal representatives of any of the foregoing

("Indemnified Parties"), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by the Licensor of the representations, warranties and covenants set forth in Article "9" of this Agreement or in any documents delivered pursuant hereto, or of a breach by the Licensor of any of its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

     C. Reasonable Costs, Etc. The indemnification which is set forth in this Article "18" of this Agreement shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all counsel fees, reasonable costs, expenses and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

     D. Third Party Claims. If any demand, claim, action or cause of action, suit, proceeding or investigation (collectively, the "Claim") is brought against an Indemnified Party for which the Indemnified Party intends to seek indemnity from the other party hereto (the "Indemnifying Party"), then the Indemnified Party within twenty-one (21) days after such Indemnified Party's receipt of the Claim, shall notify the Indemnifying Party pursuant to Paragraph "C" of Article "21" of this Agreement which notice shall contain a reasonably thorough description of the nature and amount of the Claim (the "Claim Notice"). The Indemnifying Party shall have the option to undertake, conduct and control the defense of such claim or demand. Such option to undertake, conduct and control the defense of such claim or demand shall be exercised by notifying the Indemnified Party within ten (10) days after receipt of the Claim Notice pursuant to Paragraph "C" of Article "21" of this Agreement (such notice to control the defense is hereinafter referred to as the "Defense Notice"). The failure of the Indemnified Party to notify the Indemnifying Party of the Claim shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have pursuant to this Article "18" of this Agreement except to the extent that such failure to notify the Indemnifying Party prejudices the Indemnifying Party. The Indemnified Party shall use all reasonable efforts to assist the Indemnifying Party in the vigorous defense of the Claim. All costs and expenses incurred by the Indemnified Party in defending the Claim shall be paid by the Indemnifying Party. If, however, the Indemnified Party desires to participate in any such defense or settlement, it may do so at its sole cost and expense (it being understood that the Indemnifying Party shall be entitled to control the defense). The Indemnified Party shall not settle the Claim. If the Indemnifying Party does not elect to control the defense of the Claim, within the aforesaid ten (10) day period by proper notice pursuant to Paragraph "C" of Article "21" of this Agreement, then the Indemnified Party shall be entitled to undertake, conduct and control the defense of the Claim (a failure by the Indemnifying Party to send the Defense Notice to the Indemnified Party within the aforesaid ten (10) day period by proper notice pursuant to Paragraph "C" of Article "21" of this Agreement shall be deemed to be an election by the Indemnifying Party not to control the defense of the Claim); provided, however, that the Indemnifying Party shall be entitled, if it so desires, to participate therein (it being understood that in such circumstances, the Indemnified Party shall be entitled to control the defense). Regardless of which party has undertaken to defend any claim, the Indemnifying Party may, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand; provided however, that if any settlement would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party, the consent of the Indemnified Party shall be a condition to any such settlement. Notwithstanding the foregoing provisions of this Article "18" of this Agreement, as a condition to the Indemnifying Party either having the right to defend the Claim, or having control over settlement as indicated in this Article "18" of this Agreement, the Indemnifying Party shall execute an agreement, in the form annexed hereto and made a part hereof as Exhibit "F", acknowledging its liability for indemnification pursuant to this Article "18" of this Agreement. Whether the Indemnifying Party shall control and assume the defense of the Claim or only participate in the defense or settlement of the Claim, the Indemnified Party shall give the Indemnifying Party and its counsel access, during normal business hours, to all relevant business records and other documents, and shall permit them to consult with its employees and counsel.

19. Equitable Relief. If the Licensee breaches this Agreement, the Licensor shall have the right, at its election, to obtain equitable relief including, but not limited to, an order for specific performance of this Agreement or an injunction, without the need to: (i) post a bond or other security, (ii) to prove any actual damage or (iii) to prove that money damages would not provide an adequate remedy. Resort to such equitable relief, however, shall not be construed to be a waiver of any other rights or remedies which the Licensor may have for damages or otherwise.

20. No Agency. Except as provided for in this Agreement, neither party is the legal representative or agent of, or has the power to obligate the other for any purpose whatsoever; and no partnership, joint venture, agent, fiduciary, or employment relationship is intended or created by reason of this Agreement. It is the intent of the parties hereto that each party shall be an independent contractor of the other. Neither has the authority to assume or create any obligation or liability, express or implied, upon the other's behalf or in its name or to bind the other in any manner whatsoever. The Licensee shall not sign any document as an authorized person of the Licensor and none of its employees or shareholders shall hold themselves out as officers, directors, or shareholders of the Licensor, or as otherwise having any authority to enter into contracts binding upon the Licensor, or to create any obligations on the part of the Licensor; provided, however, that any employee of the Licensee who is an officer, director, shareholder or employee of the Licensor may utilize such authority as is appropriate to his or her position with the Licensor. The Licensor shall not sign any document as an authorized person of the Licensee and none of its employees or shareholders shall hold themselves out as officers, managers, or members of the Licensee, or as otherwise having any authority to enter into contracts binding upon the Licensee, or to create any obligations on the part of the Licensee; provided, however, that any employee of the Licensor who is an officer, director, shareholder or employee of the Licensee may utilize such authority as is appropriate to his or her position with the Licensee.

21. Miscellaneous.

     A. Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     B. Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

     C. Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

To the Licensor:            Avalon Oil & Gas, Inc.
                            7808 Creekridge Circle
                            Suite 105
                            Minneapolis, MN  55439
                            Attn: Mr. Kent Rodriguez, President
                            Fax No.: (952) 746-5216

With a copy to:             Mintz & Fraade, P.C.
                            488 Madison Avenue
                            New York, New York 10022
                            Attn: Frederick M. Mintz, Esq.
                            Fax No.: (212) 486-0701

To the Licensee:            Oiltek, Inc.
                            7808 Creekridge Circle
                            Suite 105
                            Minneapolis, MN  55439
                            Attn: Ms. Jill Allison
                            Fax No.: (952) 746-5216

With a copy to:             Mintz & Fraade, P.C.
                            488 Madison Avenue
                            New York, New York 10022
                            Attn: Frederick M. Mintz, Esq.
                            Fax No.: (212) 486-0701

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph "C" of this Article "21" of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile. If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D. Governing Law; Disputes. This Agreement shall in accordance with Section 5-1401 of the General Obligations Law of New York in all respects be construed, governed, applied and enforced under the internal laws of the State of New York without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York. Except as otherwise set forth in Article "19" of this Agreement, the parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York, New York. Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York. In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction. The parties specifically designate the courts in the City of New York, State of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award. The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts. The parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph "C" of this Article "21" of this Agreement. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators. In connection with the arbitrators' determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom. In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen (15%) percent or more. For example, if the party initiating arbitration ("A") seeks an award of one hundred thousand ($100,000) dollars plus costs and expenses, the other party ("B") has offered A fifty thousand ($50,000) dollars in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than fifty-seven thousand five hundred ($57,500) dollars to A, the panel should determine that B has "prevailed".

         The arbitration panel shall have no power to award non-monetary or equitable relief of any sort. It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party's actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

         Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

         All aspects of the arbitration shall be treated as confidential. The parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in New York, New York. Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

         E. No Assignment by the Licensee. The rights granted pursuant to this Agreement shall not be transferable by the Licensee, without the Licensor's prior written consent.

         F. Assignment by the Licensor. This Agreement shall be transferable by the Licensor.

         G. Construction. Each of the parties hereto hereby acknowledges and agrees that (i) Mintz & Fraade, P.C. drafted this Agreement on behalf of both of the parties to this Agreement and (ii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

         H. Entire Agreement. This Agreement and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither the Licensor nor the Licensee makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, managers, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

         I. Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

         J. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

         K. Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach of this Agreement.

         L. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         M. Facsimile Signatures. Any signature which is delivered via facsimile shall be deemed to be an original and have the same force and effect as if such facsimile signature were the original thereof.

         N. Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

         O. Exhibits. All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

         P. Survival. All of the provisions and obligations of this Agreement shall survive the termination of this Agreement.

         Q. Severability. The provisions of this Agreement shall be deemed separable. Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of the whole Agreement to either party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

         IN WITNESS WHEREOF, the parties to this Agreement have set their hands and seals or caused these presents to be signed of the day and year first above written.

                               Avalon Oil & Gas, Inc.


                               By:      _______________________________________
                                            Kent Rodriguez, President

                               Oiltek, Inc.


                               By:      _______________________________________
                                            Jill Allison, President

                                List of Exhibits

         Exhibit A:        Patents

         Exhibit B:        Territories

         Exhibit C:        Agreement of Sublicensee

         Exhibit D:        Minutes of Meeting of the Licensor's Board of
                           Directors

         Exhibit E:        Minutes of Meeting of the Licensee's Board of
                           Directors

         Exhibit F:        Form of Letter Agreement to be Executed Pursuant to
                           Article "18" of the Agreement

                                    EXHIBIT A

                                     PATENTS


"Patents" shall mean the following patent, patent applications, patents issuing from the following applications, and all patents which are reissues, reexaminations, extensions, continuations or divisionals of any of the following patent or patents issuing from the following applications:

     o International Patent Application 2004/024309A2, filed 9/12/03, titled "System and Method for the Mitigation of Paraffin Wax Deposition From Crude Oil by Using Ultrasonic Waves," Inventor: Brian Francis Towler, PhD

     o United States, Patent No. _______, filed 3/11/05, granted _______, "System and Method for the Mitigation of Paraffin Wax Deposition from Crude Oil by Using Ultrasonic Waves," Inventor: Brian Francis Towler, PhD

     o Nationalized PCT Canada, Application No. 2,498,742 filed 3/11/05, "System and Method for the Mitigation of Paraffin Wax Deposition from Crude Oil by Using Ultrasonic Waves," Inventor: Brian Francis Towler, PhD

     o United States, Application No. 11/237054 filed 9/27/05, "Well Casing Based-Geophysical Sensor Apparatus, System and Method," Inventor William Daily.

     o United States, Patent No. 5,416,724 filed 10/9/92, granted 5/16/95, "Detection of Leaks in Pipelines," Inventor Michael Savic.

                                    EXHIBIT B

                                   TERRITORIES


"System and Method for the Mitigation of Paraffin Wax Deposition From Crude Oil by Using Ultrasonic Waves" - Worldwide

"Well Casing Based-Geophysical Sensor Apparatus, System and Method" - United States

"Detection of Leaks in Pipelines" - United States

                                    EXHIBIT C

                              SUBLICENSE AGREEMENT


THIS AGREEMENT is made as of the ___ day of ________, _____ by and between Oiltek, Inc., a Delaware corporation (the "Company") with an address at 7808 Creekridge Circle, Suite 105, Minneapolis, Minnesota 55439, and _______________, a ________ corporation (the "Sublicensee"), with an address at
______________________________.

         WHEREAS, the Company is the Licensee of certain Technologies (as defined in Article "2" of this Agreement) pursuant to a License Agreement dated as of the 17th day of August, 2007 between the Company and Avalon Oil & Gas, Inc. ("Avalon"), a copy of which is annexed hereto and made a part hereof as Exhibit "A" (the "Avalon License");

         WHEREAS, the Company agrees to grant rights to the Sublicensee to make, use, offer for sale, and sell products which utilize the Technologies (as defined in Article "2" of this Agreement), subject to the terms and conditions set forth in the Avalon License, and the Sublicensee wishes to accept such rights from the Company upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged,

         IT IS AGREED:

1. Recitals. The parties hereby adopt as part of this Agreement each of the Recitals which is contained above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement; and such clauses are hereby confirmed and ratified as being true and accurate by each party as to itself.

2. Grant of Sub-License. Upon the terms, and subject to the conditions, of this Agreement, the Company grants to the Sublicensee, and the Sublicensee accepts from the Company, a sublicense (the "Sublicense") to any and all Patents and Technologies (hereinafter defined) acquired by Avalon pursuant to the Avalon License as more specifically described in Exhibit "C" which is annexed hereto and made a part hereof (the "Patents"), which the Company has licensed from Avalon pursuant to the Avalon License, subject to the terms and conditions of the Avalon License. "Technologies" shall mean all technologies and/or products developed by the Company or by the Sublicensee utilizing the Patents, or any part thereof, or are covered by the claims contained in the Patents, or the manufacture, use, sale, offer for sale, or importation of which would constitute, but for the Sublicense granted to the Sublicensee by the Company herein, an infringement of any pending or issued and unexpired claim with the Patents. The Sublicensee acknowledges that the Sublicensee shall not grant licenses or sublicenses to others for the use of the Patents or the Technologies.

3. Geographical Scope. "Territories" shall mean the geographic areas with respect to each of the Patents and their respective Technologies as defined in the schedule of Territories set for in Exhibit "B", a copy of which annexed hereto.

4. Term. This Agreement shall commence as of ________ ___, _____ for an initial term (the "Initial Term") of ____________ terminating on _______________ subject to earlier termination pursuant to Article "12" of this Agreement. If the Sublicensee is neither in default nor has been in default, beyond the applicable notice and grace periods of any of the covenants and conditions of this Agreement, the Sublicensee shall have the right to renew the Initial Term or any subsequent Renewal Term (hereinafter defined) by giving notice pursuant to Paragraph "C" of Article "20" of this Agreement at least ninety (90) days prior to the end of each of such Terms to continue the term of this Sub-License for an additional renewal term of twelve (12) months each (each a "Renewal Term"; provided, however, that pursuant to Article "3" of the Avalon License, the Sublicensee shall not have the right to continue the Term of this Agreement after May 31, 2012 unless the term of the Avalon License is extended past May 31, 2012 pursuant to Article "3" of the Avalon License; provided further, however, that even if the term of the Avalon License is extended past May 31, 2012 pursuant to Article "3" of the Avalon License, the Sublicensee shall not have the right to continue the Term of this Agreement after May 31, 2015 unless the term of the Avalon License is extended past May 31, 2015 pursuant to Article "3" of the Avalon License; provided further, however, that even if the term of the Avalon License is extended past May 31, 2015 pursuant to Article "3" of the Avalon License, the Sublicensee shall not have the right to continue the Term of this Agreement after May 31, 2018. The Initial Term, together with all Renewal Terms if any, shall hereinafter be referred to as the "Term" subject to earlier termination pursuant to Article "12" of this Agreement. For example, if on or prior to _______________ the Sublicensee provides written notice to the Company of its intention to renew this Agreement for an additional year and if the Sublicensee is neither in default nor has been in default, beyond the applicable notice and grace periods, of any of the covenants and conditions of this Agreement during the Initial Term, the Sublicensee shall have the right to renew this Agreement for an additional Renewal Term of twelve (12) months. However, even if on or prior to March 1, 2012 the Sublicensee provides written notice to the Company of its intention to renew this Agreement for an additional year, and even if the Sublicensee is neither in default nor has been in default beyond the applicable notice and grace periods of any of the covenants and conditions of this Agreement during the Term, the Sublicensee will not have the right to extend the Term past May 31, 2012 unless the term of the Avalon License has been extended pursuant to Article "3" of the Avalon License. Furthermore, even if the Avalon License is extended twice so that its term extends until May 31, 2018, and even if on or prior to March 1, 2018 the Sublicensee provides written notice to the Company of its intention to renew this Agreement for an additional year, and even if the Sublicensee is neither in default nor has been in default beyond the applicable notice and grace periods of any of the covenants and conditions of this Agreement during the Term, the Sublicensee will not have the right to extend the Term past May 31, 2018.

5. Purchase Price. The purchase price (the "Purchase Price") for the Sublicense shall be ____________________ ($__________) dollars for the Initial Term, plus an additional ____________________ ($__________) dollars for each Renewal Term, with each payment being due prior to the commencement of the applicable Term. If the Sublicensee defaults on payment of the Purchase Price, and said default is not cured pursuant to Subparagraph "(i)" of Paragraph "A" of Article "12" of this Agreement, then this Agreement will be terminated.

6. Royalties.

     A. In addition to the Purchase Price, the Company shall receive a royalty (the "Royalty") equal to eight (8%) percent of revenues of the Sublicensee directly or indirectly obtained from the Technologies each month (the "Revenues").

     B. The Sublicensee shall pay the Royalty within ten (10) days after the end of each calendar month accompanied by a statement setting forth the calculation of the Royalties. The Sublicensee shall provide the Company with such other and further information with respect to the calculation of the Royalties as the Company shall reasonably request.

     C. For purposes of this Article "6" of this Agreement, the Revenues of the Sublicensee shall be determined by the accountants utilized by the Sublicensee on a regular basis applying generally accepted accounting principles ("GAAP") applied on a consistent basis.

     D. The Sublicensee shall keep full and accurate records containing all information required for verification of the Royalty, and shall provide reports of said information to the Company pursuant to Paragraph "C" of Article "20" of this Agreement, provided simultaneously with payment of the Royalty within ten
(10) days after the end of each calendar month during the Term. The Company, or its authorized agent, upon reasonable notice, shall have the right to examine and audit relevant records during normal business hours, for the purpose of determining whether it concurs with the Sublicensee's calculation of its Revenues and the Royalty. If the Company or its designees believes that the Sublicensee has erroneously calculated its Revenues and/or Royalty, then the Company shall notify the Sublicensee of the erroneous calculation discovered by the Company pursuant to Paragraph "C" of Article "20" of this Agreement, setting forth the errors believed to have been made. The parties thereafter shall attempt to mutually resolve any alleged errors within thirty (30) days after the notification to the Sublicensee. If any alleged errors cannot be resolved within such period of time, the parties agree to submit the resolution of any alleged error to arbitration in accordance with Paragraph "D" of Article "20" of this Agreement. If it is determined by agreement of the parties or pursuant to arbitration that there is due and owing by the Sublicensee an amount which exceeds the amount which was paid to the Company (the "Shortfall") by two (2%) percent or more, all costs of the Company for the examination and audit, including but not limited to, legal, accounting and other costs of the arbitration procedure (collectively, the "Costs") shall be borne by the Sublicensee; if the Shortfall is less than two (2%) percent, each party shall bear its own Costs.

7. Current Information/Records of the Sublicensee. The Sublicensee shall give to the Company and its authorized representatives throughout the Term full access to all its properties and books and records and furnish the Company with such financial and operating data and other information with respect to the Sublicensee's business and properties as the Company shall from time to time request at reasonable times upon reasonable notice. The Sublicensee shall advise the Company and provide information to the Company with respect to any purchase orders and contracts entered into by the Sublicensee and all contractual commitments and obligations which the Sublicensee incurs to any third-party.

8. Development and Improvements of the Technologies.

     A. The Technologies shall be the exclusive property of Avalon.

     B. The Company has no responsibility for the development of the Technologies. The Sublicensee may develop the Technologies, or improve the Technologies licensed by the Company. Any and all developments or improvements made by the Sublicensee in the Technologies, whether patentable or not, shall become the property of Avalon.

     C. If during the Term of this Agreement, the Sublicensee makes any improvements in the Technologies, or becomes the owner of any such improvements, then Sublicensee shall be responsible for seeking patent protection for such improvements. Any such improvements in the Technologies or patents obtained with respect to such improvements shall be assigned to Avalon (without cost to Avalon or the Company) and Sublicensee shall give Avalon full information regarding the methods and technology so that Avalon may utilize such improvements with respect to the Technologies except as otherwise provided in this Agreement. During the Term, the Sublicensee shall be entitled to use such improvements pursuant to this Agreement. The Sublicensee shall also provide Avalon with any and all test results arising from tests of any of the Technologies as soon as such results are available.

     D. The Sublicensee shall furnish to Avalon, or to its designees and attorneys, all information, documents and agreements with respect to any inventions or improvements developed by the Sublicensee, including the apparatus, processes, and formulas with respect thereto, in order to enable Avalon to utilize such inventions or improvements with respect to the Technologies except as otherwise provided in this Agreement and to enable Avalon and its attorneys and/or agents to prepare and prosecute patent applications with respect to the Technologies developed by the Sublicensee and if so requested by Avalon. The Sublicensee's attorneys shall collaborate with such attorneys as Avalon may designate.

     E. The Sublicensee agrees to execute any and all instruments and documents, and to take any and all such further actions, which are reasonably required to effectuate this Article "8" of this Agreement.

9. The Company's Representation and Warranties. The Company represents, warrants and covenants to the Sublicensee that:

     A. The Company is a corporation duly organized, validly existing and in good standing pursuant to the laws of the State of Delaware, with all of the requisite power and authority to carry on its businesses as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement.

     B. The Company has the full right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly approved and authorized by all necessary action of the Company's Board of Directors, and no further authorization shall be necessary on the part of the Company for the performance and consummation by the Company of the transactions contemplated hereby. A copy of the minutes of said action of the Board of Directors is annexed hereto as Exhibit "D". The execution, delivery and performance of this Agreement in accordance with its terms does not and shall not require approval, consent or authorization of any governmental agency or authority or any political subdivision thereof.

     C. The business and operations of the Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities which affect the Company or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Company or cause an acceleration under any arrangement, agreement or other instrument to which the Company is a party or by which any of its assets is bound. The Company has performed all of its obligations which are required to be performed by it pursuant to the terms of any such agreement, contract or commitment.

     D. The Company is the sole and exclusive licensee of the Avalon License.

     E. The Company has the right to license the Technologies, subject to the terms and conditions of the Avalon License.

     F. The Technologies are not in the public domain.

     G. The Company has no knowledge of any legal proceedings against the Company and/or Sublicensee which may be initiated as a direct or indirect result of this Agreement, nor are there any actions, suits, proceedings or investigations pending against or originated by the Company before any court or governmental agency, nor does the Company have knowledge of a threat of any legal proceeding which might result in any material impairment of right or ability of the Company to carry out this Agreement.

     H. No representation or warranty of the Company which is contained in this Agreement or in a writing furnished pursuant to this Agreement contains or shall contain any untrue statement of material facts, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, not misleading.

     I. If, during the Term, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which (i) any provision of this Article "9" of this Agreement at that time shall include an untrue statement of a fact, or (ii) this Article "9" of this Agreement shall omit to state any fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading, the Company shall immediately notify the Sublicensee pursuant to Paragraph "C" of Article "20" of this Agreement.

     J. It shall not be a defense to suit for damages for any misrepresentation or breach of covenant or warrant that the Sublicensee knew or had reason to know that any covenant, representation or warranty in this Agreement or furnished or to be furnished to the Sublicensee contained untrue statements.

10. Sublicensee's Representations and Warranties. The Sublicensee represents, warrants and covenants to the Company that:

     A. The Sublicensee is a corporation duly organized, validly existing and in good standing pursuant to the laws of the State of __________, with all of the requisite power and authority to carry on its businesses as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement.

     B. The Sublicensee has the full right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Sublicensee and the consummation by it of the transactions contemplated hereby have been duly approved and authorized by all necessary action of the Sublicensee's Board of Directors, and no further authorization shall be necessary on the part of the Sublicensee for the performance and consummation by the Sublicensee of the transactions contemplated hereby. The execution, delivery and performance of this Agreement in accordance with its terms does not and shall not require approval, consent or authorization of any governmental agency or authority or any political subdivision thereof.

     C. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Sublicensee or cause an acceleration under any arrangement, agreement or other instrument to which the Sublicensee is a party or by which any of its assets is bound.

     D. The Sublicensee agrees to utilize its best efforts to promote and utilize the Sublicense in accordance with this Agreement.

     E. The Sublicensee will not grant, directly or indirectly, to any other person or entity, any right to use or license to use any of the Technologies.

     F. The Sublicensee is not party to or bound by any agreement which would prohibit the consummation of this Agreement, or would require consent of the party or parties thereto.

     G. The Sublicensee has no knowledge of any legal proceedings against the Sublicensee and/or the Company which may be initiated as a direct or indirect result of this Agreement, nor are there any actions, suits, proceedings or investigations pending against or originated by the Sublicensee before any court or governmental agency, nor does the Sublicensee have knowledge of a threat of any legal proceeding which might result in any material impairment of right or ability of the Sublicensee to carry out this Agreement.

     H. No representation or warranty of the Sublicensee which is contained in this Agreement or in a writing furnished pursuant to this Agreement contains or shall contain any untrue statement of material facts, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, not misleading.

     I. If, during the Term, any event occurs or any event known to the Sublicensee relating to or affecting the Sublicensee shall occur as a result of which (i) any provision of this Article "10" of this Agreement at that time shall include an untrue statement of a fact, or (ii) this Article "10" of this Agreement shall omit to state any fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading, the Licensee shall immediately notify the Licensor pursuant to Paragraph "C" of Article "20" of this Agreement.

     J. It shall not be a defense to suit for damages for any misrepresentation or breach of covenant or warrant that the Company knew or had reason to know that any covenant, representation or warranty in this Agreement or furnished or to be furnished to the Company contained untrue statements.

11. Warranties. THE COMPANY HEREBY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES AND GUARANTIES WITH RESPECT TO THE PATENTS, WHETHER WRITTEN, ORAL, IMPLIED OR INFERRED BY TRADE, CUSTOM OR PRACTICE, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE COMPANY SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR DAMAGES OF ANY KIND, WHETHER DIRECT, CONSEQUENTIAL OR OTHERWISE RELATING TO THE PERFORMANCE OF ANY PRODUCT OR ANY TECHNOLOGY.

12.  Termination.

     A. The Company may terminate this Agreement immediately by giving written notice to the Sublicensee, pursuant to Paragraph "C" of Article "20" of this Agreement, after the occurrence of any of the following events:

              (i) any installment of the Purchase Price is not paid within five
(5) days after the due date of such payment, in which event the Sublicense shall terminate and the entire unpaid balance of the Purchase Price shall become accelerated and be immediately due and owing; provided, however, that the Sublicensee shall have ten (10) days to cure such default after receipt of written notice pursuant to Paragraph "C" of Article "20" of this Agreement;

              (ii) the Sublicensee defaults in any of its obligations, except as provided in Subparagraph "(i)" of this Paragraph "A" of this Article "12", unless within ten (10) calendar days after the Sublicensee receives written notice of such default pursuant to Paragraph "C" of Article "20" of this Agreement, Sublicensee cures the default;

              (iii) the Sublicensee defaults in any of its obligations under this Agreement except as provided in Subparagraphs "(i)" and "(ii)" of this Paragraph "A" of this Article "12" of this Agreement, unless within ten (10) calendar days after the Sublicensee receives written notice of such default pursuant to Paragraph "C" of Article "20" of this Agreement, the Sublicensee cures the default, or, if there is a default which cannot with due diligence be cured within ten (10) calendar days, the Sublicensee institutes within ten (10) calendar days steps reasonably necessary to remedy the default and thereafter diligently prosecutes the same to completion;

              (iv) any representation or warranty of the Sublicensee contained in this Agreement is determined to have been untrue when made;

              (v) upon admission in writing by the Sublicensee of its inability to pay its debts as they mature;

              (vi) the Sublicensee files a petition for protection as a debtor under the bankruptcy laws, or a petition to take advantage of any insolvency act;

              (vii) the Sublicensee makes an assignment for the benefit of its creditors;

              (viii) the Sublicensee consents to the appointment of, or possession by, a custodian for the whole or any substantial part of its property;

              (ix) the Sublicensee on a petition by a third party to subject the Sublicensee as a debtor to the bankruptcy laws which is filed with or without its consent, fails to have such petition dismissed within sixty (60) days from the date that such petition is filed;

              (x) notwithstanding the sixty (60) day provision in Subparagraph "(ix)" of this Paragraph "A" of this Article "12", if Sublicensee on a petition in bankruptcy filed against it is adjudicated bankrupt;

              (xi) the Sublicensee files a petition or answer seeking reorganization or similar aid or relief under the bankruptcy laws or any other state or federal law for the relief of debtors or fails to deny in a timely fashion, the material allegations of a petition filed against it for any such relief;

              (xii) the Sublicensee enters into an agreement for the sale of all or substantially all of its assets, or the merger or consolidation by the Sublicensee with or into another corporation;

              (xiii) a court of competent jurisdiction shall enter an order, judgment or decree appointing, with or without its consent, a custodian for the whole or any substantial part of the Sublicensee's property, or approving a petition filed against it seeking reorganization or arrangement under any bankruptcy or insolvency laws or any other state or federal law for the relief of debtors, and such order, judgment or decree shall not be vacated or set aside within sixty (60) days from the date of entry thereof;

              (xiv) under the provisions of any other law for the relief of debtors, any court of competent jurisdiction or a custodian shall assume custody or control of the whole or any substantial part of the Sublicensee's property, with or without its consent, and such custody or control shall not be terminated or stayed within sixty (60) days from the date of assumption of such custody or control;

              (xv) if a proceeding is commenced to foreclose the security interest in, or lien on, any property or assets to satisfy the security interest or lien therein of any creditor of the Sublicensee;

              (xvi) if a court of competent jurisdiction shall enter a final Judgment for the payment of money by the Sublicensee and such judgment shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof; or

              (xvii) if there is an imposition of any attachment or levy, or the issuance of any note of eviction against the assets or properties of the Sublicensee.

         B. If there is a termination of this Agreement, the Company may:

              (i) Require that the Sublicensee cease any further use of the Technologies;

              (ii) Cease performance of all of the Company's obligations hereunder without liability to the Sublicensee; and

              (iii) Cancel the Sublicense of the Technologies with all rights thereunder reverting to the Company.

     C. The Company's foregoing rights and remedies shall be cumulative and in addition to all other rights and remedies available to the Company in law and equity. The exercise by the Company of any of its rights pursuant to this Article "12" of this Agreement shall not be construed to be a waiver of any other rights or remedies which the Company may have for damages or otherwise and shall not prejudice the right of the Company to any monies due hereunder with respect to the Purchase Price or otherwise.

13. Non-Disclosure of Confidential Information.

     F. As used in this Agreement, "Confidential Information" shall mean oral or written information which is directly or indirectly presented to the Sublicensee, its past, present or future subsidiaries, parents, officers, consultants, directors, stockholders, affiliates, attorneys, employees, agents and its and their respective Immediate Families (as defined below; all of the foregoing are hereinafter collectively referred to as "Agents") by Avalon and/or the Company, including, but not limited to, information which is developed, conceived or created by Avalon or the Company, or disclosed to the Sublicensee or its Agents or known by or conceived or created by the Sublicensee or its Agents during the Term or after the termination of this Agreement if disclosed to the Sublicensee or its Agents or known by or conceived or created by the Sublicensee or its Agents as a result of this Agreement, with respect to Avalon or the Company, their business or any of their products, processes, and other services relating thereto relating to the past or present business or any plans with respect to future business of Avalon or the Company, or relating to the past or present business of a third party or plans with respect to future business of a third party which are disclosed to Avalon or the Company. Confidential Information includes, but is not limited to, all documentation, hardware and software relating thereto, and information and data in written, graphic and/or machine readable form, products, processes and services, whether or not patentable, trademarkable or copyrightable or otherwise protectable, including, but not limited to, information with respect to discoveries; know-how; ideas; computer programs, source codes and object codes; designs; algorithms; processes and structures; product information; marketing information; price lists; cost information; product contents and formulae; manufacturing and production techniques and methods; research and development information; lists of clients and vendors and other information relating thereto; financial data and information; business plans and processes; documentation with respect to any of the foregoing; and any other information of Avalon or the Company that Avalon or the Company informs the Sublicensee or its Agents or the Sublicensee or its Agents should know, by virtue of its or their position or the circumstances in which the Sublicensee or its Agents learned such other information, is to be kept confidential including, but not limited to, any information acquired by the Sublicensee or its Agents from any sources prior to the commencement of this Agreement. Confidential Information also includes similar information obtained by Avalon or the Company in confidence from its vendors, licensors, other sublicensees, customers and/or clients. Confidential Information may or may not be labeled as confidential. "Immediate Family" shall include the following: (A) any spouse, parent, spouse of a parent, mother-in-law, father-in-law, brother-in-law, sister-in-law, child, spouse of a child, adopted child, spouse of an adopted child, sibling, spouse of a sibling, grandparent, spouse of a grandparent, and any issue or spouse of any of the foregoing, and (B) such child or issue of such child which is born and/or adopted during or after the term of this Agreement and the issue (whether by blood or adoption) of such person; provided, however, that it shall not include any person who was legally adopted after attaining the age of eighteen (18) by any of the persons specified in this Paragraph "A" of this Article "13" of this Agreement or any spouse or issue (whether by blood or adoption) of any such person. A parent of a specified person shall include an affiliate. G. Except as required in the performance of the Sublicensee's or its Agents' obligations pursuant to this Agreement, neither the Sublicensee nor its Agents shall, during or after the Term, directly or indirectly, use any Confidential Information or disseminate or disclose any Confidential Information to any person, firm, corporation, association or other entity. The Sublicensee or its Agents shall take reasonable measures to protect Confidential Information from any accidental, unauthorized or premature use, disclosure or destruction. Information shall not be considered Confidential Information if it: (i) is at the time of disclosure or thereafter a part of the public domain without breach of this Agreement by the Sublicensee or its Agents; provided, however, that the act of patenting shall not cause or be construed as causing the patented materials to be in the public domain, (ii) is disclosed as reasonably required in a proceeding to enforce the Sublicensee's rights under this Agreement or
(iii) is disclosed as required by court order or applicable law; provided, however, that if either the Sublicensee or its Agents is legally requested or required by court order or applicable law, including, but not limited to, by oral question, interrogatories, request for information or documents, subpoenas, civil investigative demand or similar process to disclose any Confidential Information, the Sublicensee or its Agents, as the case may be, shall promptly notify Avalon and the Company of such request or requirement so that Avalon and/or the Company may seek an appropriate protective order; provided further, however; that if such protective order is not obtained, the Sublicensee and its Agents agree to furnish only that portion of the Confidential Information which they are advised by their respective counsels is legally required.

     H. Upon termination of this Agreement for any reason or at any time upon request of the Company, the Sublicensee and its Agents agree to deliver to Avalon all materials of any nature which are in the Sublicensee's or its Agents' possession or control and which are or contain Confidential Information, Work Product or Work Products (hereinafter defined), or which are otherwise the property of Avalon or the Company or any vendor, licensor, other sublicensee, customer or client of Avalon or the Company, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes. The Sublicensee and its Agents shall destroy all written documentation prepared by them for internal purposes based in whole or in part on any Confidential Information and such destruction shall be confirmed to the Company in writing by an officer of the Sublicensee and/or its Agents.

     I. All ideas, inventions, discoveries or improvements, whether patentable or not, conceived by the Sublicensee or its Agents (alone or with others) during the Term ("Work Products") shall be the exclusive property of and assigned to Avalon or as Avalon may direct without compensation to the Sublicensee or its Agents. Any records with respect to the foregoing shall be the sole and exclusive property of Avalon and the Sublicensee or its Agents shall surrender possession of such records to Avalon upon termination of this Agreement. Any Work Product shall be deemed incorporated in the definition of Confidential Information for all purposes hereunder. J. Neither the Sublicensee nor its Agents shall assert any rights with respect to Avalon or the Company, their businesses, or any of their products, processes or other services relating thereto, Work Product or any Confidential Information as having been acquired or known by the Sublicensee or its Agents prior to the commencement of the Term.

14. Protection of Patents.

     A. If Sublicensee learns of any infringement of the Patents, Sublicensee shall promptly notify the Company of such information. Upon learning of such information the Company shall take such actions as it deems advisable in its sole and absolute discretion for the protection of the Patents.

     B. In order to induce the Company to enter into this Agreement, Sublicensee agrees that neither the Sublicensee, nor any of its shareholders, officers, directors or principles, will not during the Term of this Agreement or, for a period of five (5) years from the date of termination hereof, except as required pursuant to this Agreement, utilize any of the Technologies or develop, sell or market any of the Technologies, or directly or indirectly own, manage, operation of control of or be connected as an officer, director, shareholder, partner, consultant, owner, employee, agent, lender, donor, vendor or otherwise, or have any financial interest in or aid or assist anyone else in the conduct of any competing entity which manufactures, distributes or offers for sale goods similar to the Technologies to any competing entity. Sublicensee, and its shareholders, officers, directors and principals further agree that they will not for a period of five (5) years from the date of termination hereof (i) personally, or cause others to personally induce or attempt to induce any employee to terminate their employment with the Company; (ii) interfere with or disrupt the Company's relationship with its suppliers, vendors, customers or employees; or (iii) solicitor entice any person to leave their employ with the Company. For the purposes herewith the term "competing entity" shall mean any business or enterprise of any and every kind whatsoever which is engaged in the manufacture, distribution or sale of goods similar or having a similar purpose to the Technologies, anywhere in the Territories; provided, however, that ownership of one (1%) percent or less of any class of outstanding securities of a company whose securities are listed on a national securities exchange or which has not fewer than 1,000 shareholders shall not be deemed to constitute ownership or participation in the ownership of the business of such company.

     C. The Sublicensee agrees, on its behalf and on behalf of its Agents, that the duration, scope and geographic area for which the provisions set forth in Paragraph "B" of this Article "14" of this Agreement are to be effective are reasonable. If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable by reason of such provision extending the covenants and agreements contained herein for too great a period of time or over too great a geographical area, or by reason of it being too extensive in any other respect, such agreement or covenant shall be interpreted to extend only over the maximum period of time and geographical area, and to the maximum extent in all other respects, as to which it is valid and enforceable, all as determined by such court in such action. Any determination that any provision of this Agreement is invalid or unenforceable, in whole or in part, shall have no effect on the validity or enforceability of any remaining provision of this Agreement.

     D. The provisions of this Article "14" of this Agreement shall survive the termination of this Agreement.

15.  Indemnification.

     E. Indemnification by the Licensee. In order to induce the Company to enter into and perform this Agreement, the Sublicensee does hereby indemnify, protect, defend and save and hold harmless the Company and each of its shareholders, affiliates, officers, directors, control persons, employees, attorneys, agents, partners and trustees and personal representatives of any of the foregoing ("Indemnified Parties"), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by the Sublicensee of the representations, warranties and covenants set forth in Article "10" of this Agreement or in any documents delivered pursuant hereto, or of a breach by the Sublicensee of any of its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

     F. Indemnification by the Licensor. In order to induce the Sublicensee to enter into and perform this Agreement, the Company does hereby indemnify, protect, defend and save and hold harmless the Sublicensee and each of its members, affiliates, officers, managers, control persons, employees, attorneys, agents, partners and trustees and personal representatives of any of the foregoing ("Indemnified Parties"), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by the Company of the representations, warranties and covenants set forth in Article "9" of this Agreement or in any documents delivered pursuant hereto, or of a breach by the Company of any of its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

     G. Reasonable Costs, Etc. The indemnification which is set forth in this Article "15" of this Agreement shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all counsel fees, reasonable costs, expenses and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

     H. Third Party Claims. If any demand, claim, action or cause of action, suit, proceeding or investigation (collectively, the "Claim") is brought against an Indemnified Party for which the Indemnified Party intends to seek indemnity from the other party hereto (the "Indemnifying Party"), then the Indemnified Party within twenty-one (21) days after such Indemnified Party's receipt of the Claim, shall notify the Indemnifying Party pursuant to Paragraph "C" of Article "20" of this Agreement which notice shall contain a reasonably thorough description of the nature and amount of the Claim (the "Claim Notice"). The Indemnifying Party shall have the option to undertake, conduct and control the defense of such claim or demand. Such option to undertake, conduct and control the defense of such claim or demand shall be exercised by notifying the Indemnified Party within ten (10) days after receipt of the Claim Notice pursuant to Paragraph "C" of Article "20" of this Agreement (such notice to control the defense is hereinafter referred to as the "Defense Notice"). The failure of the Indemnified Party to notify the Indemnifying Party of the Claim shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have pursuant to this Article "15" of this Agreement except to the extent that such failure to notify the Indemnifying Party prejudices the Indemnifying Party. The Indemnified Party shall use all reasonable efforts to assist the Indemnifying Party in the vigorous defense of the Claim. All costs and expenses incurred by the Indemnified Party in defending the Claim shall be paid by the Indemnifying Party. If, however, the Indemnified Party desires to participate in any such defense or settlement, it may do so at its sole cost and expense (it being understood that the Indemnifying Party shall be entitled to control the defense). The Indemnified Party shall not settle the Claim. If the Indemnifying Party does not elect to control the defense of the Claim, within the aforesaid ten (10) day period by proper notice pursuant to Paragraph "C" of Article "20" of this Agreement, then the Indemnified Party shall be entitled to undertake, conduct and control the defense of the Claim (a failure by the Indemnifying Party to send the Defense Notice to the Indemnified Party within the aforesaid ten (10) day period by proper notice pursuant to Paragraph "C" of Article "20" of this Agreement shall be deemed to be an election by the Indemnifying Party not to control the defense of the Claim); provided, however, that the Indemnifying Party shall be entitled, if it so desires, to participate therein (it being understood that in such circumstances, the Indemnified Party shall be entitled to control the defense). Regardless of which party has undertaken to defend any claim, the Indemnifying Party may, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand; provided however, that if any settlement would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party, the consent of the Indemnified Party shall be a condition to any such settlement. Notwithstanding the foregoing provisions of this Article "15" of this Agreement, as a condition to the Indemnifying Party either having the right to defend the Claim, or having control over settlement as indicated in this Article "15" of this Agreement, the Indemnifying Party shall execute an agreement, in the form annexed hereto and made a part hereof as Exhibit "D", acknowledging its liability for indemnification pursuant to this Article "15" of this Agreement. Whether the Indemnifying Party shall control and assume the defense of the Claim or only participate in the defense or settlement of the Claim, the Indemnified Party shall give the Indemnifying Party and its counsel access, during normal business hours, to all relevant business records and other documents, and shall permit them to consult with its employees and counsel.

16. Equitable Relief. If the Sublicensee breaches this Agreement, the Company shall have the right, at its election, to obtain equitable relief including, but not limited to, an order for specific performance of this Agreement or an injunction, without the need to: (i) post a bond or other security, (ii) to prove any actual damage or (iii) to prove that money damages would not provide an adequate remedy. Resort to such equitable relief, however, shall not be construed to be a waiver of any other rights or remedies which the Company may have for damages or otherwise.

17. No Agency. The Sublicensee is not and shall not be deemed to be the legal representative or agent of the Company for any purpose whatsoever. Neither party shall have the right or authority to act or bind the other in any way or to sign the name of the other or to represent that the other is in any way responsible for its acts or omissions. Neither of the parties hereto is or shall be deemed to be a partner or joint venturer of the other.

18. Survival. All covenants, agreements, representations and warranties made in or in connection with this Agreement shall survive its termination, and shall continue in full force and effect after its termination, it being understood and agreed that each of such covenants, agreements, representations and warranties is of the essence of this Agreement and the same shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

19. Security. This Agreement shall be secured by a security interest in the assets of the Sublicensee, pursuant to a Security Agreement, by and between the Company and the Sublicensee, to be executed simultaneously with this Agreement, a copy of which is annexed hereto as Exhibit "E" and made a part hereof.

20. Miscellaneous.

     R. Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     S. Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

     T. Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

To the Company:                         Oiltek, Inc.
                                        7808 Creekridge Circle
                                        Suite 105
                                        Minneapolis, MN  55439
                                        Attn: Ms. Jill Allison, President
                                        Fax No.: (952) 746-5216

With a copy to:                         Mintz & Fraade, P.C.
                                        488 Madison Avenue
                                        New York, NY  10022
                                        Attn: Frederick M. Mintz, Esq.
                                        Fax No.: (212) 486-0701

To the Sublicensee:                     ____________________

                                        Attn: _______________
                                        Fax No.: (___) ___-____

With a copy to:                         ____________________

                                        Attn: _______________
                                        Fax No.: (___) ___-____

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph "C" of this Article "20" of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile. If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

U. Governing Law; Disputes. This Agreement shall in accordance with Section 5-1401 of the General Obligations Law of New York in all respects be construed, governed, applied and enforced under the internal laws of the State of New York without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York. Except as otherwise set forth in Article "16" of this Agreement, the parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York, New York. Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York. In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction. The parties specifically designate the courts in the City of New York, State of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award. The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts. The parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph "C" of this Article "20" of this Agreement. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators. In connection with the arbitrators' determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom. In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen (15%) percent or more. For example, if the party initiating arbitration ("A") seeks an award of one hundred thousand ($100,000) dollars plus costs and expenses, the other party ("B") has offered A fifty thousand ($50,000) dollars in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than fifty-seven thousand five hundred ($57,500) dollars to A, the panel should determine that B has "prevailed".

     The arbitration panel shall have no power to award non-monetary or equitable relief of any sort. It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party's actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

     Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

     All aspects of the arbitration shall be treated as confidential. The parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in New York, New York. Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

     V. No Assignment by the Sublicensee. The rights granted pursuant to this Agreement shall not be transferable by the Sublicensee.

     W. Construction. Each of the parties hereto hereby acknowledges and agrees that (i) Mintz & Fraade, P.C. drafted this Agreement on behalf of both of the parties to this Agreement and (ii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

     X. Entire Agreement. This Agreement and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither the Licensor nor the Licensee makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, managers, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

     Y. Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof. Z. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

     AA. Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach of this Agreement.


     BB. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     CC. Facsimile Signatures. Any signature which is delivered via facsimile shall be deemed to be an original and have the same force and effect as if such facsimile signature were the original thereof.

     DD. Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

     EE. Exhibits. All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

     FF. Survival. All of the provisions and obligations of this Agreement shall survive the termination of this Agreement.

     GG. Severability. The provisions of this Agreement shall be deemed separable. Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of the whole Agreement to either party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

     IN WITNESS WHEREOF, the parties to this Agreement have set their hands and seals or caused these presents to be signed of the day and year first above written.

                                   Oiltek, Inc.
                                   By: ________________________________________
                                          Jill Allison, President


                                   Sublicensee
                                   By: ________________________________________
                                          Name:                       Title:

                                LIST OF EXHIBITS

Exhibit A:        Avalon License

Exhibit B:        Territories

Exhibit C:        Patents

Exhibit D:        Minutes of Meeting of the Company's Board of Directors

Exhibit E:        Form of Letter Agreement to be Executed Pursuant to
                 Article "15" of the Agreement

Exhibit F:        Security Agreement

                                    EXHIBIT B

                                   TERRITORIES



     o "System and Method for the Mitigation of Paraffin Wax Deposition From Crude Oil by Using Ultrasonic Waves" - Worldwide

     o "Well Casing Based-Geophysical Sensor Apparatus, System and Method" - United States

     o    "Detection of Leaks in Pipelines" - United States

                                    EXHIBIT C

                                     PATENTS

"Patents" shall mean the following patent, patent applications, patents issuing from the following applications, and all patents which are reissues, reexaminations, extensions, continuations or divisionals of any of the following patent or patents issuing from the following applications:

     o International Patent Application 2004/024309A2, filed September 12, 2003, titled "System and Method for the Mitigation of Paraffin Wax Deposition From Crude Oil by Using Ultrasonic Waves"


     o Nationalized PCT United States, Serial number 10/527,614, publication number US-2005-0269097-A1, filed 3/11/2005, "System and Method for the Mitigation of Paraffin Wax Deposition from Crude Oil by Using Ultrasonic Waves"


     o Nationalized PCT Canada, Application No. 2,498,742 filed 3/11/2005, "System and Method for the Mitigation of Paraffin Wax Deposition from Crude Oil by Using Ultrasonic Waves," Inventor: Brian Francis Towler, PhD


     o United States, Application No. 11/237054 filed 9/27/05, "Well Casing Based-Geophysical Sensor Apparatus, System and Method," Inventor William Daily.


     o United States, Patent No. 5,416,724 filed 10/9/92, granted 5/16/95, "Detection of Leaks in Pipelines," Inventor Michael Savic.

                                    EXHIBIT D

                            UNANIMOUS WRITTEN CONSENT
                                       OF
                                  THE DIRECTORS
                 IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS
                                       OF
                                  OILTEK, INC.

         The undersigned, being all of the directors of Oiltek, Inc. (the "Corporation"), a Delaware Corporation, in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board of Directors of the Corporation:

         WHEREAS, the Board of Directors believes it is in the best interest of the Corporation to enter into the Sublicense Agreement with ____________________ (the "Sublicensee"), pursuant to which the rights to certain patents which were licensed to the Corporation by Avalon Oil & Gas, Inc. (the "Licensor") will be sublicensed to the Sublicensee.

         NOW THEREFORE, it is

         RESOLVED, that the Board of Directors hereby authorizes the Corporation to enter into the Sublicense Agreement with the Sublicensee, pursuant to which the rights to certain patents which were licensed to the Corporation by the Licensor will be sublicensed to the Sublicensee.

         RESOLVED, that the officers of the Corporation, and each of them, are hereby authorized and empowered, in the name and on behalf of the Corporation, to execute such documents and to take such additional action as they or any of them may deem necessary or desirable in order to implement the intents and purposes of all the foregoing resolutions.

         IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the ___ day of ________ _____.


                                   ---------------------------------------------
                                   Craig Avery


                                   ---------------------------------------------
                                   Douglas Barton


                                   ---------------------------------------------
                                   Kent Rodriguez

                                    EXHIBIT E

                         FORM OF LETTER AGREEMENT TO BE
                         EXECUTED PURSUANT TO ARTICLE 15
                                OF THE AGREEMENT

From:    The Indemnifying Party
         (Name and Address)

To:      The Indemnified Party
         (Name and Address)

Date:

Gentlemen/Ladies:

This shall confirm and acknowledge that pursuant to Article "15" of the Sublicense Agreement (the "Agreement") dated as of the ___ day of ________, _____, by and between Oiltek, Inc. and ____________________ the undersigned acknowledges its liability for indemnification to you with respect to ____________________ (description of claim) (the "Claim"), and shall not take the position that it is not liable to you with respect to the Claim. Such obligation is subject to all of the provisions, terms and conditions of the Agreement.

                                            Very truly yours,

                                            -----------------------------------
                                            Name of Indemnifying Party

                                            By:
                                               --------------------------------
(Authorized Signature)                      Name:                        Title:
STATE OF                    )
                            )ss.:
COUNTY OF                   )

On the ____ day of __________, ____ before me personally came _______________ to me known, who, being by me duly sworn, did depose and say that that he or she is the __________ of ____________________, the company described in and which executed the foregoing instrument; that he or she knows the seal of said company; that the seal affixed to said instrument is such company's seal; that it was so affixed by order of the board of directors of said company, and that he or she signed his or her name thereto by like order.


---------------------------------
Notary Public

                                    EXHIBIT D
             MINUTES OF MEETING OF THE LICENSOR'S BOARD OF DIRECTORS

                            UNANIMOUS WRITTEN CONSENT
                                       OF
                                  THE DIRECTORS
                 IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS
                                       OF
                             AVALON OIL & GAS, INC.

         The undersigned, being all of the directors of Avalon Oil & Gas, Inc. (the "Corporation"), a Nevada Corporation, in accordance with Section 78.315 of the Nevada Revised Statutes, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board of Directors of the Corporation:

         WHEREAS, the Board of Directors believes it is in the best interests of the Corporation to enter into the License Agreement with Oiltek, Inc. ("Oiltek"), a copy of which is annexed hereto as Exhibit "A", pursuant to which the rights to certain technologies which the Corporation acquired from UTEK Corporation will be licensed to Oiltek in consideration of a payment by the Corporation to Oiltek of $50,000, and Oiltek will issue ten million (10,000,000) shares of Common Stock of Oiltek to the Corporation.

         NOW THEREFORE, it is

         RESOLVED, that the Board of Directors hereby authorizes the Corporation to enter into the License Agreement with Oiltek, a copy of which is annexed hereto as Exhibit "A", pursuant to which the rights to certain technologies which the Corporation acquired from UTEK Corporation will be licensed to Oiltek in consideration of a payment by the Corporation to Oiltek of $50,000, and Oiltek will issue ten million (10,000,000) shares of Common Stock of Oiltek to the Corporation.

         RESOLVED, that the officers of the Corporation, and each of them, are hereby authorized and empowered, in the name and on behalf of the Corporation, to execute such documents and to take such additional action as they or any of them may deem necessary or desirable in order to implement the intents and purposes of the foregoing resolution.

         IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the 20th day of August 2007.


                                                 /s/ Douglas Barton
                                                 ------------------------------
                                                 Douglas Barton


                                                 /s/ Thad Kaplan
                                                 ------------------------------
                                                 Thad Kaplan


                                                 /s/ Kent Rodriguez
                                                 ------------------------------
                                                 Kent Rodriguez

                                    EXHIBIT E
             MINUTES OF MEETING OF THE LICENSEE'S BOARD OF DIRECTORS
                            UNANIMOUS WRITTEN CONSENT
                                       OF
                                  THE DIRECTORS
                 IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS
                                       OF
                                  OILTEK, INC.

         The undersigned, being all of the directors of Oiltek, Inc. (the "Corporation"), a Delaware Corporation, in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board of Directors of the Corporation:

         WHEREAS, the Board of Directors believes it is in the best interest of the Corporation to enter into the License Agreement with Avalon Oil & Gas, Inc. ("Avalon"), a copy of which is annexed hereto as Exhibit "A", pursuant to which the rights to certain technologies which Avalon acquired from UTEK Corporation will be licensed to the Corporation in consideration of the issuance by the Corporation of ten million (10,000,000) shares of Common Stock of the Corporation in the name of Avalon, and a payment by Avalon to the Corporation of $50,000.

         NOW THEREFORE, it is

         RESOLVED, that the Board of Directors hereby authorizes the Corporation to enter into the License Agreement with Avalon, a copy of which is annexed hereto as Exhibit "A", pursuant to which the rights to certain technologies which Avalon acquired from UTEK Corporation will be licensed to the Corporation in consideration of the issuance by the Corporation of ten million (10,000,000) shares of Common Stock of the Corporation in the name of Avalon, and a payment by Avalon to the Corporation of $50,000.

         RESOLVED, that the officers of the Corporation, and each of them, are hereby authorized and empowered, in the name and on behalf of the Corporation, to execute such documents and to take such additional action as they or any of them may deem necessary or desirable in order to implement the intents and purposes of the foregoing resolution.

         IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the 20th day of August 2007.

                                   /s/ Douglas Barton
                                   ---------------------------------------------
                                   Douglas Barton

                                  /s/ Thad Kaplan
                                  ----------------------------------------------
                                  Thad Kaplan

                                  /s/ Kent Rodriguez
                                  ----------------------------------------------
                                  Kent Rodriguez


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


                                    EXHIBIT F

                         FORM OF LETTER AGREEMENT TO BE
                         EXECUTED PURSUANT TO ARTICLE 18
                                OF THE AGREEMENT


From:    The Indemnifying Party
         (Name and Address)

To:      The Indemnified Party
         (Name and Address)

Date:

Gentlemen/Ladies:

This shall confirm and acknowledge that pursuant to Article "18" of the Exclusive License Agreement (the "Agreement") dated as of the 17th day of August, 2007, by and between Avalon Oil & Gas, Inc. and Oiltek, Inc. the undersigned acknowledges its liability for indemnification to you with respect to _________________ (description of claim) (the "Claim"), and shall not take the position that it is not liable to you with respect to the Claim. Such obligation is subject to all of the provisions, terms and conditions of the Agreement.

                                                   Very truly yours,

                                                   -----------------------------
                                                   Name of Indemnifying Party

                                                   By:
                                                       -------------------------
(Authorized Signature      )
STATE OF                   )
                           )ss.:
COUNTY OF                  )

On the ____ day of __________, ____ before me personally came __________ to me known, who, being by me duly sworn, did depose and say that that he or she is the ____________ of __________________________, the company described in and which executed the foregoing instrument; that he or she knows the seal of said company; that the seal affixed to said instrument is such company's seal; that it was so affixed by order of the board of directors of said company, and that he or she signed his or her name thereto by like order.



---------------------------------------
Notary Public


                                       48